SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2005

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Section 8. Other Events.

Item 8.01. Other Events.

On December 21, 2005, Cornerstone Bancorp, Inc. issued a Press Release announcing the declaration of a final quarterly cash dividend.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 21, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 21, 2005	CORNERSTONE BANCORP, INC.

	By	/s/ James P. Jakubek
James P. Jakubek
Executive Vice President

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